UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2009
UCBH Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24947	94-3072450

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

555 Montgomery Street
San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 315-2800
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 8.01 OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EX-10.1
EX-10.2
EX-10.3

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Consent Agreement with the FDIC and the DFI
On September 3, 2009, United Commercial Bank (the “Bank”), a wholly-owned subsidiary of UCBH Holdings, Inc. (the “Company”), agreed to enter into a Stipulation and Consent to the Issuance of an Order to Cease and Desist (the “Consent Agreement”) with the Federal Deposit Insurance Corporation (“FDIC”) and the California Department of Financial Institutions (“DFI”).
Among other things, under the terms of the Consent Agreement, the Bank has agreed to:
•	Have and retain qualified management, and notify the FDIC and the DFI of any changes in the Bank’s Board of Directors or senior executive officers;

•
Increase participation of the Bank’s Board of Directors in the Bank’s affairs by having the Board of Directors assume full responsibility for approving the Bank’s policies and objectives and for supervising the Bank’s activities;

•
Present a written capital plan to the FDIC and the DFI within 60 days of the Consent Agreement by which the Bank would achieve a Tier 1 capital ratio of not less than 10% and a Tier 1 Risk-Based capital ratio of not less than 12% by December 31, 2009;

•	Not pay cash dividends without the prior written consent of the FDIC and the DFI;

•	Immediately replenish its allowance for loan and lease losses and thereafter maintain an adequate allowance for loan and lease losses at all time;

•	Implement a revised policy for determining the adequacy of the allowance for loan and lease losses;

•
Eliminate all assets classified “Loss” and one-half of the assets classified “Doubtful” at its regulatory examination of April 6, 2009 (the “ROE”) and formulate a written plan to reduce the Bank’s exposure in each asset classified “Substandard” or “Doubtful” in the ROE;

•	Restrict or not extend any additional credit to borrowers with existing credits classified as “Loss,” “Doubtful’ or “Substandard”;

•	Revise and implement written lending and collection policies;

•	Develop a plan to systematically reduce the number of commercial real estate and acquisition, development and construction loans;

•	Develop a written three-year strategic plan;

•	Formulate and implement a written profit plan;

•	Develop policies and plans for maintaining an adequate level of liquid assets and borrowing capacity and reducing reliance on non-core funding sources;

•	File with the FDIC amended Consolidated Reports of Condition and Income;

•
Submit to the FDIC and the DFI a written plan to eliminate its reliance on brokered deposits and a written certification that the pricing of all the Bank’s deposit products is in compliance with interest rate limitations under the FDIC’s rules and regulations;

•	Not engage in any expansionary activities without the prior written consent of the FDIC and the DFI; and

•	Provide quarterly progress reports to the FDIC and the DFI.
The Consent Agreement will remain in effect until modified or terminated by the FDIC and the DFI.

The foregoing description of the Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the complete copies of the documents attached hereto as Exhibits 10.1 and 10.2.
Written Agreement with the FRB
Separately, on September 9, 2009, the Company entered into an agreement (the “FRB Agreement”) with the Federal Reserve Bank of San Francisco (“FRB”). Among other things, under the terms of the FRB Agreement, the Company has agreed to:
•	Submit a written capital plan to the FRB within 60 days of the FRB Agreement;

•
Not declare or pay any dividends without the prior written approval of the FRB and the Director of the Division of Banking Supervision and Regulation of the Board of Governors (the “Division Director”);

•
Not make any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities (including such distributions by the Company’s nonbank subsidiaries) without the prior written approval of the FRB and the Division Director;

•	Not incur, increase, or guarantee any debt (including such action by the Company’s nonbank subsidiaries) without the prior written approval of the FRB;

•	Provide a written statement regarding cash flow projection for the remainder of 2009 and 2010 within 60 days of the FRB Agreement and submit a cash flow projection for each calendar year thereafter;

•
Comply with notice and approval requirements under applicable law and regulations relating to the appointment of directors, senior executive officers as well as any change in the responsibilities of any senior executive officers; and

•	Comply with the restrictions on indemnification and severance payments under applicable law and regulations.
The foregoing description of the FRB Agreement does not purport to be complete and is qualified in its entirety by reference to the complete copies of the document attached hereto as Exhibit 10.3.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(b) and (c). As previously announced on September 8, 2009 in the Company’s press release, on September 4, 2009, Thomas S. Wu resigned from the Boards of Directors of the Company and the Bank and his positions as the Chairman, President and Chief Executive Officer of the Company and the Bank, and Ebrahim Shabudin resigned from his position as the Chief Operating Officer of the Company. On the same date, the Boards of the Directors of the Company and the Bank named, Joseph J. Jou as a non-executive Chairman of the Boards and Doreen Woo Ho as the Acting President and Chief Executive Officer of the Company and the Bank, respectively. Ms. Ho’s and Mr. Jou’s appointments are subject to final review and approval by the Company’s regulators, who have been informed of the changes.
Ms. Ho, age 61, joined the Company and the Bank in January 2009 and has most recently been serving as President of Community Banking. Prior to joining the Company and the Bank, Ms. Ho had over 35 year experience in the banking industry, including a decade of senior-level experience at Wells Fargo & Company, heading the Consumer Credit Group and later the Enterprise Marketing Group.
Separately, on September 4, 2009, Joseph E. Vaez resigned from the Board of Directors of the Company. Mr. Vaez has agreed to serve as a consultant to the Company.

ITEM 8.01	OTHER EVENTS.
As previously announced in the Company’s press release of September 8, 2009, the Investigation Subcommittee of the Board Audit Committee has completed its independent investigation, which was previously disclosed in the Company’s Current Report on Form 8-K filed on May 20, 2009, as amended by Form 8-K/A filed on June 3, 2009, regarding the recognition of impairment losses on nonperforming loans and other real estate owned (OREO), and provided its findings and recommendations to the Board of Directors. Subsequently, the Board of Directors adopted the Investigation Subcommittee’s findings and recommendations.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit Number	Description

10.1
Stipulation and Consent to the Issuance of an Order to Cease and Desist, dated September 3, 2009 between United Commercial Bank and the Federal Deposit Insurance Corporation and the California Department of Financial Institutions

10.2	FDIC and DFI Order to Cease and Desist, dated September 3, 2009
10.3	Written Agreement between UCBH Holdings, Inc. and Federal Reserve Bank of San Francisco, dated September 9, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2009	By:	/s/ Craig S. On
Craig S. On
Executive Vice President and Chief Financial Officer